Exhibit 99.1

Fox-Pitt Kelton Cochran Caronia Waller Small & Mid-Cap Bank and Insurance Conference June 17, 2009

Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes, may be considered forward- looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably" or similar expressions, we are making forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. In addition, certain amounts in 2003 - 2008 were adjusted due to 1/1/09 adoption of new accounting standards.

HCC Overview Specialty insurer since 1974 (NYSE: HCC) Diversified operations headquartered in Houston, Texas include: P&C, Surety, Aviation and Life, Accident & Health Domestic and International Rated AA (Very Strong) by Standard & Poor's, AA (Very Strong) by Fitch Ratings and A+ (Superior) by A.M. Best Company Assets of $8.6 billion, shareholders' equity of $2.7 billion, $2.8 billion market cap as of March 31, 2009

Lines of Business Diversified Financial Products Group Life, Accident & Health Aviation London Market Account Other Specialty Lines Other Specialty Lines Other Specialty Lines Other Specialty Lines Other Specialty Lines Other Specialty Lines DFP Life A&H Other Spec Lon. Market Aviation 12/31/2008 1052 830 251 176 186 Group Life, Accident & Health $830 Diversified Financial Products $1,050 Aviation $190 Other Specialty Lines $250 London Market $180 2008 Gross Written Premium ($ in millions)

2003 2004 2005 2006 2007 2008 1Q09 Net Written Premium 870 1110 1500 1810 1990 2060 490 2003 2004 2005 2006 2007 2008 1Q09 Gross Written Premium 1620 1980 2040 2240 2450 2500 600 Historical Performance See Notice About This Presentation Gross Written Premium ($ in millions) 2004 2005 2006 2007 2008 5 year peer average* 5 year HCC average Loss Ratio 0.638 0.671 0.592 0.596 0.604 0.585 0.62 Expense Ratio 0.267 0.261 0.25 0.238 0.25 0.332 0.253 Total 0.905 0.932 0.842 0.834 0.854 0.917 0.873 GAAP Underwriting Ratios GWP CAGR (2004-2008): 6.1% Net Written Premium ($ in millions) NWP CAGR (2004-2008): 16.8% * Peer group defined as Argo Group, Berkley, Markel, Navigators and RLI. 5 year peer average calculated by HCC as simple mean using SEC filings for peer companies.

2009 Underwriting Performance HCC Argo Group Berkley Markel Navigators RLI Loss Ratio 0.628 0.592 0.623 0.5542 0.608 0.487 Expense Ratio 0.245 0.371 0.314 0.3977 0.32 0.392 0.873 0.963 0.937 0.9519 0.928 0.879 Peer Group Comparison - First Quarter 2009 GAAP Underwriting Ratios See Notice About This Presentation Note: Calculated by HCC using 3/31/09 SEC filings.

A Culture Focused on Underwriting Profitability... See Notice About This Presentation * Statutory data is not intended to be a substitute for the results of operations in accordance with GAAP but is provided for comparative purposes. Source: A.M. Best 2003 2004 2005 2006 2007 2008 Peer Group Average** 0.959 0.934 0.91 0.844 0.841 Industry Combined Ratio 1.001 0.983 1.007 0.925 0.957 1.047 HCC Statutory Combined Ratio* 0.907 0.91 0.926 0.84 0.845 0.851

Strong, Predictable Return on Equity For the period beginning 1/1/04 and ending 3/31/09. Source: J.P. Morgan See Notice About This Presentation

Consistent Return on Equity* See Notice About This Presentation * Calculated as return on average equity. Source: SNL Insurance P&C Index 2003 2004 2005 2006 2007 2008 Industry Average 0.113 0.1146 0.0789 0.1607 0.1524 0.0433 HCC Average 0.171 0.171 0.171 0.171 0.171 0.171 HCC 0.147 0.134 0.123 0.18 0.174 0.119

Growth in Shareholders' Equity and BVPS ($ in millions, except per share data) 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 1Q09 Shareholders' Equity 440430000 458439000 530930000 765.347 884.671 1059.135 1341.274 1702.015 2050.009 2443.695 2640.023 2704.91 Book Value per Share 8.29 9.45 11.04 13.14 15.36 18.35 21.24 23.27 24.14 See Notice About This Presentation

Characteristics That Make HCC Unique Consistent Growth of Shareholders' Equity through: Specialty businesses with strong long-term fundamentals and market leadership Underwriting culture with incentives based on underwriting profitability Diversified underwriting portfolio with historically low correlation Strong Enterprise Risk Management (ERM) rating Primary investment objective is capital preservation Disciplined balance sheet management and strong cash flow Broadly experienced management team

HCC Underwriters Compensation Example 6,000,000 Losses (based on Management's loss pick) 8,500,000 1,500,000 Commissions to Brokers Paid - 2/3 Cash - 1/3 Restricted Stock with 4 year Cliff Vest (Actual Loss Ratios to-date) Bonus Pool for "Team" @ 10% Subject to a maximum of 2x salary 250,000 $ 10,000,000 Gross Written Premium $ * Excludes Investment Income. 2,500,000 Net Underwriting Profit* $

Historical Development of HCC

HCC Founded 1974

- **1986** HCC receives its first ever rating from A.M. Best: "B+"
- **1992** HCC goes public on the NASDAQ with a market cap of $60 million and assets of just over $100 million
- **1996** HCC switches to the NYSE
- **1997** HCC acquires Avemco Insurance Company and US Specialty Insurance Company, the largest writers of privately owned aircraft in the world
- **1999** HCC acquires Centris Group, its largest competitor in the medical stop-loss sector
- **2001** Professional Indemnity Agency and ASU International, both specialty MGA's, join the growing list of HCC acquisitions
- **2002** Acquisition of MAG Global Financial Products, an MGA specializing in diversified financial products including directors' & officers' liability and errors & omissions insurance
- **2003** Acquisition of American Contractors Indemnity Company
- **2004** HCC acquires RA&MCO Insurance Services
- **2005** United States Surety Company joins the HCC Surety group and HCC acquires Perico Life
- **2006** HCC acquires Kenrick Corporation as well as Allianz Life Insurance Company's Health Products Division
- **2008** HCC acquires Cox Insurance Group and Multinational Underwriters, LLC

2009

* *Select events have been included for the purposes of this presentation.*

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HCC®

A Diverse Collection of Profitable Businesses... Short Medium 4th Qtr East 0.55 0.45 20.4 Short Tail vs. Medium Tail Short Tail Medium Tail Domestgic International East 0.81 0.19 Domestic vs. International International Domestic Lines of Business Note: Based on gross written premium for the year ended 12/31/08.

Select Product Characteristics Product Target Insured Tail Reserve Volatility D&O Fortune 2000 Medium to Long Medium to High E&O / Professional Indemnity Diversified SME's Medium Medium Surety Contractors Medium Low Medical Stop-Loss Small to Medium-sized Employers Short Low Aviation Various Medium Medium

A History of Effective Enterprise Risk Management (ERM)* Areas of Assessment for S&P ERM Rating Areas of Assessment for S&P ERM Rating Insurance Risk Risk Management Culture Underwriting/Pricing Operational Risk Reserving Investment Risk CAT Management Asset Liability Matching Cycle Management Emerging Risk Reinsurance Utilization & Exposure Management Risk Models Liquidity Risk Strategic Risk Management Adequate Weak Excellent Adequate with positive trend Strong East 0.71 0.05 0.04 0.1 0.1 S&P ERM Scores for 152 North American and Bermuda Companies as of April 2008 Source: Standard & Poor's Strong Adequate with positive trend Excellent Weak Adequate The ERM measurement rates a company's ability to identify, quantify and manage risk throughout the entire organization. HCC's primary risk tolerance objective is to protect its capital base from any decline and to limit exposure to one-time events to no more than one quarter's pretax earnings. HCC earns S&P rating of "Strong" * In S&P's RatingsDirect report dated 4/20/09, HCC's ERM capabilities were rated as "Strong".

Effective Catastrophe Management 1 in 100 1 in 250 Earthquake 0.023 0.036 Wind 0.037 0.045 Probable Maximum Loss (PML)* historically managed to one quarter's pretax earnings from a single event See Notice About This Presentation * PML calculated as of 12/31/08. Based on RMS Cat. Models 7.0 / 8.0.1 and internal assessment of PMLs. Net PML as % of Shareholders' Equity

Fixed Income Securities Average Rating AA+ Average Duration 4.8 years Average Life 6.1 years Average Yield * 4.3% Average Tax 5.2% Equivalent Yield* Fixed Income Securities $ 4,320 Short-term Investments 670 Other Investments 30 Total Investments $ 5,020 Investment Portfolio March 31, 2009 ($ in millions) See Notice About This Presentation * Excludes realized and unrealized investment gains and losses.

Taxable Securities Tax Exempt Securities Other Cash Short Term Investments 6/30/2007 45 41 1 1.1 13 See Notice About This Presentation Short Term Investments - 13% Tax Exempt Securities - 41% Avg. Rating - AA Avg. Maturity: 10.0 years Avg. Duration: 7.2 years Taxable Securities - 45% Avg. Rating - AA+ Avg. Maturity: 2.9 years Avg. Duration: 2.7 years Other Investments - 1% Investment Portfolio March 31, 2009

HCC's Investment Portfolio Losses vs. Peers (Realized Investment Losses for Period of 1/1/07 - 3/31/09) See Notice About This Presentation Source: J.P. Morgan

Limited Subprime Exposure March 31, 2009 ($ in millions) See Notice About This Presentation

HCC Argo Group Berkley Markel Navigators RLI Debt to Equity 0.136 0.239 0.292 0.253 0.148 0.123 HCC is Well Positioned to Pursue New Opportunities Peer Group Comparison - First Quarter 2009 Debt to Total Capital Ratios See Notice About This Presentation Note: Calculated by HCC using 3/31/09 SEC filings for peer companies.

Experienced Management Team Pamela J. Penny Age 54 EVP and Chief Accounting Officer Randy D. Rinicella Age 52 SVP and General Counsel Barry J. Cook Age 48 EVP - International Operations Michael J. Schell Age 59 EVP - Surety & Credit and Chief Underwriting Officer Cory L. Moulton Age 40 EVP - U.S. Property & Casualty Operations R. Matthew Fairfield Age 43 CEO of HCC Global Michael L. Onslow Age 49 Chief Underwriting Officer - International Operations

Summary Strong underwriting performance throughout the cycle Experienced management team Strong renewal retention High return on equity Consistent book value growth Superior ratings / strong balance sheet Underwriters compensated based on bottom line underwriting profit not production

Appendix

Financial Highlights ($ in millions except per share data) See Notice About This Presentation

Total Investments ($ in millions) 2003 2004 2005 2006 2007 2008 1Q09 Investment Assets 1710 2470 3260 3930 4670 4800 5020 See Notice About This Presentation

Total Assets ($ in millions) 2003 2004 2005 2006 2007 2008 1Q09 Total Assets 4900 5900 7020 7630 8070 8330 8620 See Notice About This Presentation

Net Loss Reserves ($ in millions) 2003 2004 2005 2006 2007 2008 1Q09 Net IBNR 516 768 1073 1187 1230 1284 See Notice About This Presentation

Total Revenue ($ in millions) 2003 2004 2005 2006 2007 2008 1Q09 Total Revenur 940 1280 1640 2080 2390 2280 600 See Notice About This Presentation

Net Earnings ($ in millions, *affected by catastrophes) 2003 2004* 2005* 2006 2007 2008* 1Q09 Net Earnings 142 163 190 340 390 300 80 See Notice About This Presentation

Operating Cash Flow ($ in millions) 2003 2004 2005 2006 2007 2008 1Q09 $134 See Notice About This Presentation

Subprime Liability Exposure March 31, 2009 62 "non-Side A only" D&O, E&O and Fiduciary Liability claims and 17 "Side A only" D&O claims relating to subprime issues. Of the D&O claims reported, three are on primary policies with gross policy limits totaling $12 million. Remaining D&O claims are on excess policies. Average policy limit on the "non-Side A only" claims is $13.0 million gross and $8.6 million net, with an average attachment point of $88 million. Average policy limit for "Side A only" claims is $14.2 million gross and $11.3 million net, with an average attachment point of $159 million. Based on present knowledge, HCC believes the ultimate subprime related losses will be contained within the current overall reserves for D&O, E&O and Fiduciary Liability business. See Notice About This Presentation